Inventories, Net - Summary of Inventories (Detail) ¥ in Thousands, $ in Thousands	Dec. 31, 2025 CNY (¥)	Dec. 31, 2025 USD ($)	Dec. 31, 2024 CNY (¥)
Inventory, Work in Process and Raw Materials [Abstract]
Raw materials	¥ 28,445	$ 4,068	¥ 32,827
Work in progress	4,373	625	6,617
Finished goods	15,758	2,253	14,319
Total	¥ 48,576	$ 6,946	¥ 53,763